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                                                                    EXHIBIT 10.2

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JUNE 15, 1999

                                 BY AND BETWEEN

                           STARWOOD FINANCIAL TRUST,

                            STARWOOD FINANCIAL, INC.

                      AND, TO THE EXTENT DESCRIBED HEREIN,

                      TRINET CORPORATE REALTY TRUST, INC.
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                               TABLE OF CONTENTS

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ARTICLE I           THE INCORPORATION MERGER...............................................................           1

      Section 1.1.      The Incorporation Merger...........................................................           1

      Section 1.2.      Effective Time.....................................................................           1

      Section 1.3.      Charter and By-laws................................................................           1

      Section 1.4.      Directors..........................................................................           1

      Section 1.5.      Officers...........................................................................           2

      Section 1.6.      Additional Actions.................................................................           2

ARTICLE II          EFFECTS OF THE INCORPORATION MERGER; EXCHANGE OF CERTIFICATES..........................           2

      Section 2.1.      Effect on Capital Stock............................................................           2

               (a)      Capital Stock Owned by the Trust or its Subsidiaries...............................           2

               (b)      Capital Stock Owned by the Company.................................................           2

               (c)      Conversion of Trust Capital Stock Into Company Capital Stock.......................           2

      Section 2.2.      Warrants...........................................................................           3

      Section 2.3.      Long-Term Incentive Plan...........................................................           3

ARTICLE III         REPRESENTATIONS AND WARRANTIES.........................................................           3

      Section 3.1.      Representations and Warranties of the Company......................................           3

               (a)      Organization, Standing and Corporate Power of the Company..........................           3

               (b)      Capital Structure..................................................................           4

               (c)      Authority; Noncontravention........................................................           4

               (d)      Operations of The Company..........................................................           4

               (e)      Litigation.........................................................................           4

               (f)      Brokers; Schedule of Fees and Expenses.............................................           4

               (g)      No ownership of TriNet Stock.......................................................           4

               (h)      Enforceability.....................................................................           4

ARTICLE IV          MISCELLANEOUS..........................................................................           5

      Section 4.1.      Termination........................................................................           5

      Section 4.2.      Approval...........................................................................           5

      Section 4.3.      Notices............................................................................           5

      Section 4.4.      Amendments.........................................................................           6

      Section 4.5.      Counterparts.......................................................................           6

      Section 4.6.      Entire Agreement; No Third-Party Beneficiaries.....................................           6

      Section 4.7.      GOVERNING LAW......................................................................           6
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    AGREEMENT AND PLAN OF MERGER ("AGREEMENT"), dated as of June 15, 1999, by and between STARWOOD FINANCIAL TRUST, a Maryland real estate investment trust
(the "TRUST"), STARWOOD FINANCIAL, INC., a Maryland corporation (the "COMPANY")
and, to the extent described on the signature page hereto, TRINET CORPORATE
REALTY TRUST, INC., a Maryland corporation ("TRINET").

                                    RECITALS

    The Boards of Directors of the Company and the Trust each has determined that it is advisable and in the best interests of their respective companies and stockholders that upon the terms and subject to the conditions set forth in this Agreement, the Trust will merge with and into the Company (the "INCORPORATION MERGER") with the Company being the surviving entity of the merger.

                                   AGREEMENT

    In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                            THE INCORPORATION MERGER

    Section 1.1.  THE INCORPORATION MERGER.

    (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as hereinafter defined), the Trust shall be merged with and into the Company in accordance with the Maryland General Corporation Law (the "MGCL"), whereupon the separate corporate existence of the Trust shall cease and the Company shall be the surviving company in the merger (the "SURVIVING CORPORATION").

    (b) The Incorporation Merger shall have the effects set forth in the MGCL. Accordingly, from and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities, liabilities and duties of the Company and the Trust.

    Section 1.2. EFFECTIVE TIME. The parties shall execute and file Articles of Merger or other appropriate documents in accordance with the MGCL, and shall make all other filings or recordings required with respect to the Incorporation Merger under the MGCL. The Incorporation Merger shall become effective at the time of acceptance for filing by the State Department of Assessments and Taxation of the State of Maryland of the Articles of Merger.

    Section 1.3. CHARTER AND BY-LAWS. The articles of incorporation and by-laws of the Company, substantially in the forms set forth in EXHIBITS A and B hereto, shall become the articles of incorporation (the "CHARTER") and by-laws (the "BY-LAWS") of the Surviving Corporation upon the Effective Time until further amended in accordance with applicable Maryland law.

    Section 1.4. DIRECTORS. The Trustees of the Trust immediately prior to the Effective Time shall be the Directors of the Surviving Corporation from and after the Effective Time and shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Charter and By-laws of the Surviving Corporation, or as otherwise provided by law.

    Section 1.5. OFFICERS. The officers of the Trust immediately prior to the Effective Time shall be the officers of the Surviving Corporation from and after the Effective Time and shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Charter and By-laws of the Surviving Corporation, or as otherwise provided by law.

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    Section 1.6.  ADDITIONAL ACTIONS.  If, at any time after the Effective Time, the Surviving Corporation determines that any deeds, bills of sale, assignments, assurances or any other acts or things are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties or assets of the Trust by reason of, or as a result of, the Incorporation Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors shall be authorized to execute and deliver, in the name and on behalf of the Trust, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of the Trust, all such other acts and things necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to or under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II

                      EFFECTS OF THE INCORPORATION MERGER;
                            EXCHANGE OF CERTIFICATES

    Section 2.1.  EFFECT ON CAPITAL STOCK.

    (a) CAPITAL STOCK OWNED BY THE TRUST OR ITS SUBSIDIARIES. As of the Effective Time, any shares of capital stock of the Trust that are owned by the Trust or any Trust Subsidiary (as defined below), automatically shall be cancelled and retired and all rights with respect thereto shall cease to exist, and no consideration shall be delivered in exchange therefor. As used in this Agreement, "SUBSIDIARY" of any person means any corporation, partnership, limited liability company, joint venture or other legal entity of which such person (either directly or through or together with another Subsidiary of such person) owns 50% or more of the voting stock, value or other equity interests (voting or non-voting) of such corporation, partnership, limited liability company, joint venture or other legal entity.

    (b) CAPITAL STOCK OWNED BY THE COMPANY. As of the Effective Time, any shares of capital stock of the Company that are owned by the Trust, automatically shall be cancelled and retired and all rights with respect thereto shall cease to exist, and no consideration shall be delivered in exchange therefor.

    (c) CONVERSION OF TRUST CAPITAL STOCK INTO COMPANY CAPITAL STOCK. At the Effective Time, except as provided in Section 2.1(a), (i) each issued and outstanding Class A share of beneficial interest of the Trust, par value $1.00 per share (the "TRUST CLASS A COMMON SHARES"), shall be converted by virtue of the Incorporation Merger, automatically and without any action on the part of the holder thereof, into the right to receive one fully paid and nonassessable share of common stock, par value $.001 per share, of the Company (the "COMPANY COMMON STOCK"), (ii) each issued and outstanding Class B share of beneficial interest of the Trust, par value $.01 per share (the "TRUST CLASS B COMMON SHARES"), shall be converted by virtue of the Incorporation Merger, automatically and without any action on the part of the holder thereof, into the right to receive one forty-ninth of one fully paid and nonassessable share of Company Common Stock and (iii) each issued and outstanding 9.5% Series A Preferred Share of beneficial interest of the Trust, par value $.01 per share, (the "TRUST PREFERRED SHARES") shall be converted by virtue of the Incorporation Merger, automatically and without any action on the part of the holder thereof, into the right to receive one fully paid and nonassessable share of 9.5% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company (the "COMPANY PREFERRED STOCK"). The voting powers, rights and preferences of the Company Preferred Stock are intended to be substantially identical to the powers, rights and preferences of the Trust Preferred Shares. At the Effective Time, certificates representing the Trust Class A Common Shares, the Trust Class B Common Shares and the Trust Preferred Shares before the Incorporation Merger, will represent the Company Common Stock and the Company Preferred Stock, as applicable, and it will not be necessary for shareholders of the Trust to surrender or exchange their existing share certificates for new stock certificates. In the event the number of shares of Company Common Stock to be issued to a shareholder includes a fraction, the Company will pay to the shareholder, a cash payment in lieu of such fractional shares of Company Common Stock equal to the

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same fractional proportion of the arithmetic mean of the closing sales price per share of the Company Common Stock on the principal stock exchange on which the Company Common Stock is then listed on each of the three trading days immediately after the Effective Time.

    Section 2.2. WARRANTS. Each warrant to purchase Trust Class A Common Shares (a "TRUST WARRANT") which is outstanding immediately prior to the Effective Time shall be converted into a warrant to purchase shares of Company Common Stock (a "COMPANY WARRANT"). Each warrant and the obligation to issue shares of Trust Class A Common Shares upon exercise of such Trust Warrant shall be assumed by the Company effective as of the Effective Time. Each Company Warrant shall be exercisable upon the same terms and conditions as set forth in the warrant and/or warrant agreement respecting the Trust Warrant converted into such Company Warrant.

    Section 2.3. LONG-TERM INCENTIVE PLAN As at and from the Effective Time, the Company and the Trust shall take such action, if any, as may be necessary to provide that all obligations of the Trust under the Starwood Financial Trust 1996 Long-Term Incentive Plan (the "PLAN") shall be assumed by the Company and all rights of the participants under the Plan to receive grants of options and to exercise the options and all other rights granted thereunder shall thereupon be honored by the Company. Participants of the Plan shall receive the right to exercise options for one share of Company Common Stock for every Trust Class A Common Share the participant was granted under the Plan. All other rights granted thereunder in respect of shares of beneficial interest of the Company shall be on substantially identical terms and conditions as set forth in the Plan.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

    Section 3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Trust as follows:

    (a) ORGANIZATION, STANDING AND CORPORATE POWER OF THE COMPANY. The Company is a corporation organized and validly existing under the laws of the State of Maryland and has the requisite corporate power and authority to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing of its properties or management of its properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company (a "COMPANY MATERIAL ADVERSE EFFECT").

    (b) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 230,000,000 shares of Company Common Stock and 30,000,000 shares designated as preferred stock, par value $0.001 per share. On the date of this Agreement, 1,000 shares of Company Common Stock are the only outstanding shares of capital stock of the Company. There are no shares of capital stock of the Company reserved for issuance. There are no outstanding stock appreciation rights relating to the capital stock of the Company. All outstanding shares of capital stock of the Company are duly authorized, and not subject to preemptive rights. As of the date of this Agreement there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which such entity is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock, voting securities or other ownership interests of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than to the Company).

    (c) AUTHORITY; NONCONTRAVENTION. The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the

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transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby and compliance by the Company with the provisions of this Agreement does not and will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company under the articles of incorporation or by-laws of the Company.

    (d) OPERATIONS OF THE COMPANY. The Company was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in conjunction with such transactions.

    (e) LITIGATION. There is no suit, action or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company that, individually or in the aggregate, could reasonably be expected to (i) have a material adverse effect on the Company or (ii) prevent the consummation of any of the transaction contemplated herein, nor is there any judgment, decree, injunction, rule or order of governmental entity or arbitrator outstanding against the Company having, or which, insofar as reasonably can be foreseen, in the future would have, any such effect.

    (f) BROKERS; SCHEDULE OF FEES AND EXPENSES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's financial advisor's or other similar fee or commission in connection with the Incorporation Merger or based upon arrangements made by or on behalf of the Company.

    (g) NO OWNERSHIP OF TRINET STOCK. As of the date of this Agreement the Company does not, and as of the Closing Date (immediately prior to the Effective
Time) the Company will not, own any shares of capital stock of TriNet.

    (h) ENFORCEABILITY. The provision of this Section 3.1 are intended to be for the benefit of, and shall be enforceable by, TriNet.

                                   ARTICLE IV

                                 MISCELLANEOUS

    Section 4.1. TERMINATION. This Agreement may be terminated and abandoned by action of the Board of Directors of each of the Company and the Board of Trustees of the Trust at any time prior to the Effective Time, whether before or after approval by the shareholders of the Company and the stockholder of the Trust.

    Section 4.2. APPROVAL. The respective obligation of each party to effect the Incorporation Merger is subject to adoption by the requisite vote of the shareholders of the Trust and the stockholder of the Company pursuant of Section 3-105 and 8-501.1 of the MGCL.

    Section 4.3. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

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    (a)  if to the Trust or the Company to

        Starwood Financial, Inc.
        1114 Avenue of the Americas
        27(th) Floor
        New York, New York 10036
        Attn: Spencer B. Haber and Nina Matis, Esq.
        Fax: (212) 930-9494

        with a copy to:

        Rogers & Wells LLP
        200 Park Avenue
        New York, New York 10166
        Attn: John A. Healy, Esq.
        Fax: (212) 878-8375

    (b)  if to TriNet, to TriNet Corporate Realty Trust, Inc.
        One Embarcadero Center
        33(rd) Floor
        San Francisco, California 94111
        Attn: A. William Stein and Geoff Dugan, Esq.
        Fax: (415) 391-3092

        with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, New York 10019
        Attn: James M. Dubin, Esq.
        Fax: (212) 757-3990

    Section 4.4. AMENDMENTS. The Board of Trustee of the Trust and the Board of Directors of the Company may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Maryland, provided that an amendment made subsequent to the adoption of the Agreement by the shareholders of the Trust and the stockholder of the Company shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of either the Trust or the Company, (2) materially alter or change any term of the Charter to be effected by the Incorporation Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of either the Trust or the Company.

    Section 4.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement.

    Section 4.6. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement and the other agreements entered into in connection with the transactions (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Section 3.1 are not intended to confer upon any person other than the parties hereto any rights or remedies.

    Section 4.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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    IN WITNESS WHEREOF, each of the Company, the Trust and TriNet has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the day and year first above written.

                                STARWOOD FINANCIAL TRUST

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                STARWOOD FINANCIAL, INC.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                TRINET CORPORATE REALTY TRUST, INC. (solely in its capacity as an intended third party beneficiary of the designated representations and warranties in the Agreement)

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

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